UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 17, 2023

SHARECARE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39535	85-1365053
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
255 East Paces Ferry Road NE, Suite 700
Atlanta, Georgia 30305
(Address of principal executive offices)
Registrant's telephone number, including area code: (404) 671-4000
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SHCR	The Nasdaq Stock Market LLC
Warrants, each warrant exercisable for one share of common stock, each at an exercise price of $11.50 per share	SHCRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 8.01. Other Events.
On June 29, 2021, Falcon Capital Acquisition Corp (“FCAC”), the predecessor to Sharecare, Inc. (“Company”), held a special meeting of stockholders (“Special Meeting”) to approve certain matters relating to the business combination between FCAC and Sharecare, Inc. One of these matters was a proposal to amend FCAC’s (now the Company’s) certificate of incorporation (“Charter”) to, among other things, authorize the Company to issue 615,000,000 shares of capital stock, consisting of (a) 600,000,000 shares of common stock, par value $0.0001 per share (“Common Stock”) and (b) 15,000,000 shares of preferred stock, par value $0.0001 per share (“Charter Proposal”). The Charter Proposal was approved by a majority of the shares of Class A Common Stock and Class B Common Stock of FCAC, voting together as a single class.
A recent ruling by the Court of Chancery of the State of Delaware (“Chancery Court”) introduces uncertainty as to whether Section 242(b)(2) of the Delaware General Corporation Law (“DGCL”) would have required the Charter Proposal to be approved by a separate vote of the majority of FCAC’s then-outstanding shares of Class A Common Stock. The Company did not disclose any requirement for a separate class vote of its Class A Common Stock to adopt the Charter Proposal, but did, in fact, obtain support from a majority of each of the outstanding Class A Common Stock and Class B Common Stock, voting together as a single class, on the Charter Proposal.
In light of the recent Chancery Court decision, and to resolve potential uncertainty with respect to the Charter and the Company’s capital structure, on February 17, 2023, the Company filed a petition in the Chancery Court under Section 205 of the DGCL to seek validation of the Charter and the shares and other securities issued in reliance on the Charter. Section 205 of the DGCL permits the Chancery Court, in its discretion, to validate potentially defective corporate acts. The Company is aware that a number of other former SPACs are facing similar concerns related to amendments to their certificates of incorporation, and some have already filed petitions under Section 205 of the DGCL in the Chancery Court for similar reasons. A copy of the petition in the form filed with the Chancery Court is available at https://investors.sharecare.com/corporate-governance/governance-and-charter. Concurrently with the petition, the Company filed a motion to expedite the hearing on the petition.
On February 17, 2023, the Chancery Court granted the motion to expedite and set a hearing date for the petition to be heard. The hearing has been set for March 14, 2023 at 1:30 p.m. Eastern Time at the Leonard L. Williams Justice Center, 500 North King Street, Wilmington, Delaware 19801.
This Current Report on Form 8-K constitutes notice of the hearing. If any stockholder of the Company wishes to express a position on the petition, such stockholder of the Company may (i) appear at the hearing or (ii) file a written submission with the Register in Chancery, Leonard L. Williams Justice Center, 500 North King Street, Wilmington, Delaware 19801, referring to the case caption, In re Sharecare, Inc., C.A. No. 2023-0203-LWW (Del. Ch.), in advance of the hearing, and any such written submission should also be emailed to the Company’s counsel, S. Mark Hurd of Morris, Nichols, Arsht & Tunnell LLP, at shurd@morrisnichols.com.
If the Company is not successful in the Section 205 proceeding, the uncertainty with respect to the Company’s capitalization resulting from the Chancery Court’s ruling referenced above could have a material adverse impact on the Company, including on the Company’s ability to complete financing transactions or issue stock-based compensation to its employees, directors and officers, until the underlying issues are definitively resolved. This uncertainty could impair the Company’s ability to execute its business plan, attract and retain employees, management and directors, and adversely affect its commercial relationships.
The information found on, or otherwise accessible through, our website at https://investors.sharecare.com/corporate-governance/governance-and-charter, is not incorporated into this Current Report on Form 8-K.

Important Notice Regarding Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 that are based on beliefs and assumptions and on information currently available. In some cases, you can identify forward-looking statements by the following words: “outlook,” “target,” “reflect,” “on track,” “foresees,” “future,” “may,” “deliver,” “will,” “shall,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing” or the negative of these terms, other comparable terminology (although not all forward-looking statements contain these words), or by discussions of strategy, plans, or intentions. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. Although we believe that we have a reasonable basis for each forward-looking statement contained in this Current Report on Form 8-K, we caution you that these statements are based on a combination of facts and factors currently known by us and our projections of the future, about which we cannot be certain.
In particular, no assurances can be made regarding the outcome or the timing of the Section 205 proceeding described above. If the Company is unsuccessful in the Section 205 proceeding, the uncertainty with respect to the Company’s capitalization could limit its ability to complete financing transactions or issue stock-based compensation to its employees, directors and officers until the underlying issues are definitively resolved. As described above, this uncertainty could have a material adverse impact on the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHARECARE, INC.
Dated: February 17, 2023
By: /s/ Carrie Ratliff
Name: Carrie Ratliff
Title: Chief Legal Officer